                                 EXHIBIT 24

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1997 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 26, 1998                  /S/GEOFFREY B. BLOOM
                                   Geoffrey B. Bloom

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1997 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 25, 1998                  /S/TIMOTHY J. O'DONOVAN
                                   Timothy J. O'Donovan

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1997 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 25, 1998                  /S/STEPHEN L. GULIS, JR>
                                   Stephen L. Gulis, Jr.

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1997 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 26, 1998                  /S/DANIEL T. CARROLL
                                   Daniel T. Carroll

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1997 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 26, 1998                  /S/ALBERTO L. GRIMOLDI
                                   Alberto L. Grimoldi

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1997 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 26, 1998                  /S/DAVID T. KOLLAT
                                   David T. Kollat

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1997 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 25, 1998                  /S/PHILLIP D. MATTHEWS
                                   Phillip D. Matthews

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1997 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 26, 1998                  /S/DAVID P. MEHNEY
                                   David P. Mehney

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1997 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 26, 1998                  /S/JOSEPH A. PARINI
                                   Joseph A. Parini

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1997 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 26, 1998                  /S/JOAN PARKER
                                   Joan Parker

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1997 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 26, 1998                  /S/ELIZABETH A. SANDERS
                                   Elizabeth A. Sanders

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, BLAKE W. KRUEGER, and STEPHEN L. GULIS, JR., and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. 1997 Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 26, 1998                  /S/PAUL D. SCHRAGE
                                   Paul D. Schrage